AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT dated as of October 30, 2014 (the “Amendment”) to the Credit Agreement dated as of November 9, 2012 (the “Credit Agreement”) among CUMMINS INC., CUMMINS LTD., CUMMINS POWER GENERATION LTD., CUMMINS GENERATOR TECHNOLOGIES LIMITED, the ELIGIBLE SUBSIDIARIES listed therein, the lenders party thereto (collectively, the “Lenders”; individually, a “Lender”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent, an Issuing Bank and a Swingline Lender (the “Administrative Agent”).

The parties hereto agree as follows:

Section 1.  Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2.  Amendments to the Credit Agreement.

           (a)       Section 1.01 of the Credit Agreement is amended by adding (in appropriate alphabetical order) the following defined terms:

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to Credit Parties or their respective Subsidiaries from time to time concerning or relating to bribery or corruption.

“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) determined by the Administrative Agent (which determination shall be conclusive and binding absent demonstrable error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available for the applicable currency) that is shorter than the Impacted Interest Period; and (b) the LIBO Screen Rate for the shortest period (for which that LIBO Screen Rate is available for the applicable currency) that exceeds the Impacted Interest Period, in each case, at such time.

“Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or by the United Nations Security Council, the European Union or Canada and (b) any Person owned or controlled by any such Person or Persons described in the foregoing clause (a).

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, Canada or Her Majesty’s Treasury of the United Kingdom.

             (b)      The definition of “Interest Period” in Section 1.01 of the Credit Agreement is amended by deleting the words “nine or” where they occur immediately preceding the words “twelve months thereafter”.

             (c)      The following definitions in Section 1.01 of the Credit Agreement are amended and restated in their entirety as follows:

“LIBO Rate” means, with respect to any Euro-Currency Borrowing for any Interest Period, the rate appearing on the Screen (the “LIBO Screen Rate”) at approximately 11:00 a.m., London time, two Euro-Currency Business Days prior to the commencement of such Interest Period (or, in the case of a Swingline Borrowing, on the date of commencement of such Interest Period), as the rate for deposits in Dollars or the relevant Alternative Currency with a maturity comparable to such Interest Period; provided that (i) if the LIBO Screen Rate shall not be available for such Interest Period for such currency at such time (an “Impacted Interest Period”) but rates are then available on the Screen for other periods for such currency, then the LIBO Rate shall be the Interpolated Rate and (ii) if the LIBO Screen Rate is not available for such currency at such time for any reason and the Interpolated Rate is not then determinable in accordance with the immediately preceding clause (i), then the “LIBO Rate” with respect to such Euro-Currency Borrowing for such Interest Period shall be the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the respective rates at which deposits of the relevant currency with a maturity comparable to such Interest Period are offered by the Reference Banks in immediately available funds in the London interbank market at the applicable time specified above; provided, further, that if any LIBO Rate determined in accordance with the foregoing shall be less than zero, the LIBO Rate shall be deemed to be zero for all purposes of this Agreement.

“Loan Documents”  means this Agreement, any amendment thereto, each Election to Participate and any promissory notes issued to any Lender hereunder.

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“Screen” means (a) with respect to Dollar-Denominated Loans, the Reuters “LIBOR01” screen displaying the London interbank offered rate as administered by ICE Benchmark and (b) with respect to Alternative Currency Loans, the Reuters screen selected by the Administrative Agent that displays rates for interbank deposits in the appropriate Alternative Currency or, in the case of either (a) or (b), any successor or substitute screen provided by Reuters, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such screen, as determined by the Administrative Agent from time to time in its reasonable discretion (and consistent with any such determination by the Administrative Agent generally under substantially similar credit facilities for which it acts as administrative agent) for purposes of providing quotations of interest rates applicable to deposits in the London interbank market.

“Swingline Exposure” means, at any time, the aggregate Dollar Amount of all Swingline Loans outstanding at such time.  The Swingline Exposure of any Lender at any time shall be the sum of (a) its Applicable Percentage of the total Swingline Exposure at such time related to Swingline Loans other than any Swingline Loans made by such Lender in its capacity as a Swingline Lender and (b), if such Lender shall be a Swingline Lender, the aggregate principal amount of all Swingline Loans made by such Lender outstanding at such time (to the extent that the other Lenders shall not have funded their participations in such Swingline Loans).

           (d)      The Maturity Date for each Lender listed on Schedule 1 to this Amendment is hereby extended to November 9, 2018 or, if such day is not a Euro-Currency Business Day, the next preceding Euro-Currency Business Day.

           (e)       Section 2.04(a) of the Credit Agreement is amended and restated in its entirety to read in full as follows:

Subject to the terms and conditions set forth herein, each Swingline Lender severally agrees to make Swingline Loans to any Borrower in an Alternative Currency or (solely in the case of Swingline Loans made by JPMCB and BofA) in Dollars, as the Borrower elects, from time to time during the Availability Period, in an aggregate principal amount at any time outstanding that will not result in (A) the aggregate principal amount of outstanding Swingline Loans exceeding a Dollar Amount equal to $200,000,000, (B) the aggregate principal amount of outstanding Swingline Loans made by any Swingline Lender exceeding a Dollar Amount equal to $67,000,000, (C) such Swingline Lender’s Revolving Credit Exposure exceeding its Commitment, (D) the total Revolving Credit Exposures of all Lenders exceeding the total Commitments or (E) the Alternative Currency Exposure exceeding the Alternative Currency Sublimit; provided that no Swingline Lender shall be required to make a Swingline Loan to refinance an outstanding Swingline Loan.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Swingline Loans.

           (f)       Section 2.16 of the Credit Agreement is amended by adding subsection (m) to read in full as follows:

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For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, each Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loan as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

            (g)      Section 2.19(b) of the Credit Agreement is amended and restated in its entirety to read in full as follows:

If any Lender or Participant of any Lender requests compensation under Section 2.14 or 2.17, or if any Borrower is required to pay any additional amount to any Lender, any Participant of any Lender or any Governmental Authority for the account of any Lender (or a Participant) pursuant to Section 2.16, or if any Lender becomes a Defaulting Lender or invokes Section 2.22, or if any Lender shall refuse to consent to any waiver, amendment or other modification that would otherwise require such Lender’s consent but to which the Required Lenders have consented, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 12.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, conditioned or delayed, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and funded participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company or the relevant Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or 2.17 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments.

            (h)      Section 2.23(b)(i) of the Credit Agreement is amended and restated in its entirety to read in full as follows:

provided no Default shall have occurred and be continuing, the Swingline Exposure (other than the portion of such Swingline Exposure referred to in clause (b) of the definition of such term) and LC Exposure of such Defaulting Lender shall be automatically reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent the sum of all non-Defaulting Lenders’ Revolving Credit Exposures plus such Defaulting Lender’s Swingline Exposure and LC Exposure does not exceed the total of all non-Defaulting Lenders’ Commitments;

            (i)       Article 3 of the Credit Agreement is amended by adding Section 3.13 to read in full as follows:

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             (j)       Section 3.13.   Anti-Corruption Laws and Sanctions.  Each of the Credit Parties has implemented and maintains in effect policies and procedures designed to promote and achieve compliance by the Credit Parties and their respective Subsidiaries, directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and each of the Credit Parties, their respective Subsidiaries and their respective officers and employees and, to the knowledge of the executive officers of each Credit Party, its directors and agents are in compliance with Anti-Corruption Laws and applicable Sanctions, in each case in all material respects.  None of (a) the Credit Parties or any of their respective Subsidiaries or, to the knowledge of the applicable Credit Party, any of their respective directors, officers or employees, or (b) to the knowledge of the Credit Parties, any agent of the Credit Parties or any of their respective Subsidiaries that will act in any capacity in connection with or directly benefit from the credit facility established hereby, is a Sanctioned Person.  None of the Credit Parties nor any of their respective Subsidiaries is organized or resident in a Sanctioned Country. No Borrowing or Letter of Credit or use of proceeds thereof by any Credit Party will violate Anti-Corruption Laws or applicable Sanctions.

            (k)       Section 5.07 of the Credit Agreement is amended by adding the following immediately to the end of the existing provisions thereof:

None of the Credit Parties will request any Borrowing or Letter of Credit, and none of the Credit Parties shall use, and each of the Credit Parties shall procure that none of its Subsidiaries nor its or their respective directors, officers, employees and agents shall use, the proceeds of any Borrowing or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding or financing any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country in each case to the extent doing so would violate any Sanctions, or (C) in any other manner that would result in liability to any Lender, the Administrative Agent, any Issuing Bank or any Swingline Lender under any applicable Sanctions or the violation of  any Sanctions by any Lender, the Administrative Agent, any Issuing Bank or any Swingline Lender.

            (l)        Section 5.08 of the Credit Agreement is amended by adding the following immediately to the end of the existing provisions thereof:

Each of the Credit Parties will maintain in effect and enforce policies and procedures designed to promote and achieve compliance by the Credit Parties and each of their respective Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, in each case in all material respects.

          (m)        Section 6.01 of the Credit Agreement is amended by adding the following as clause (k) thereof:

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(k)     Liens on cash and cash equivalents deposited to discharge or defease Indebtedness in accordance with the terms thereof;

            (n)       Section 12.13 of the Credit Agreement is amended by adding the following as a new paragraph immediately to the end of the existing provisions thereof:

The Administrative Agent agrees to provide to the Company, upon the Company’s request, each interest rate that is furnished by any Reference Bank to the Administrative Agent pursuant to clause (ii) of the first proviso to the definition of “LIBO Rate” (each, a “Reference Bank Rate”).  Such information shall be treated by the Company as confidential information pursuant to this Section 12.13, in which event the Company shall exercise the same degree of care to maintain the confidentiality of such Reference Bank Rate(s) as the Company accords its own confidential information. Notwithstanding the foregoing, (i) the Company may disclose any actual interest rate payable under this Agreement, and (ii) the Company may disclose any Reference Bank Rate (a) to its Affiliates and to its and its Affiliates’ respective managers, administrators, trustees, partners, employees, officers, directors, agents and advisors (it being understood that any Persons to whom such disclosure is made will be informed of the confidential nature of such Reference Bank Rate and such Person shall have agreed to keep such Reference Bank Rate confidential on substantially the same terms as provided herein), (b) as consented to by the applicable Reference Bank, (c) to the extent required by applicable laws or regulations or by any subpoena or other legal process, (d) in connection with the exercise of any remedies hereunder or any suit, action or proceeding for the enforcement of any rights hereunder, or (e) to the extent such Reference Bank Rate becomes publicly available other than through action or inaction on the part of the Company contrary to the requirements of this paragraph.

Section 3.  Representations of the Borrowers.  The Borrowers represent and warrant that (i) the representations and warranties of the Borrowers set forth in Article 3 of the Credit Agreement shall be true in all material respects on and as of the Amendment Effective Date, except to the extent they expressly relate to an earlier date in which case they shall be true in all material respects as of such earlier date will be true on and as of the Amendment Effective Date and (ii) no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date.

Section 4.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 5.  Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Delivery of an executed signature page hereto by facsimile or electronic transmission (e.g., “pdf” or “tif”) shall be as effective as delivery of a manually executed counterpart hereof.

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Section 6.  Conditions to Effectiveness.  This Amendment shall become effective upon the date (the “Amendment Effective Date”) that the Administrative Agent shall have received from each of the Borrowers and Lenders comprising the Required Lenders a counterpart hereof signed by such party.

Section 7.  Reaffirmation.  Notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby (i) each Credit Party acknowledges and agrees that each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (ii) the Company hereby confirms and ratifies its continuing unconditional obligations under the guaranty contained in Article 11 of the Credit Agreement.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CUMMINS INC.
By: /s/ Richard E. Harris
Name: Richard E. Harris
Title: Vice President – Chief Investment Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

CUMMINS LTD.
By: /s/ Raymond Eyres
Name: Raymond Eyres
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

CUMMINS POWER GENERATION LTD.
By: /s/ Richard Meadows
Name: Richard Meadows
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

CUMMINS GENERATOR TECHNOLOGIES LIMITED
By: /s/ Steve Hopkins
Name: Steve Hopkins
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, an Issuing Bank, a Swingline Lender and a Lender
By: /s/ Richard W. Duker
Name: Richard W. Duker
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

BANK OF AMERICA, N.A.
By: /s/ Brian Lukehart
Name: Brian Lukehart
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

ING BANK NV, DUBLIN BRANCH
By: /s/ Barry Fehily
Name: Barry Fehily
Title: Managing Director

By: /s/ Aidan Neill
Name: Aidan Neill
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

Export Development Canada
By: /s/ Sean Borutskie
Name: Sean Borutskie
Title: Asset Manager

[for Lenders requiring two signature blocks]
By: /s/ Geoff Bleich
Name: Geoff Bleich
Title: Sr. Asset Manager

[Signature Page to Amendment No. 1 to Credit Agreement]

HSBC Bank USA, N.A.
By: /s/ Graeme Robertson
Name: Graeme Robertson
Title: SVP

[Signature Page to Amendment No. 1 to Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC
By: /s/ James Welch
Name: James Welch
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

U.S. Bank National Association
By: /s/ Michael E. Temnick
Name: Michael E. Temnick
Title: Vice President

UK HMRC DT Treaty Passport Scheme: Reference Number: 13/U/62184/DTTP Jurisdiction of Tax Residence: United States

[Signature Page to Amendment No. 1 to Credit Agreement]

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
By: /s/ Robert Grillo
Name: Robert Grillo
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

The Bank of Tokyo Mitsubishi UFJ, Ltd.
By: /s/ Thomas Danielson
Name: Thomas Danielson
Title: Authorized Signatory

[for Lenders requiring two signature blocks]
By:
Name:
Title:

[Signature Page to Amendment No. 1 to Credit Agreement]

The Northern Trust Company
By: /s/ Michael Fornal
Name: Michael Fornal
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

Standard Chartered Bank
By: /s/ Steven Aloupis
Name: Steven Aloupis
Title: Managing Director

By: /s/ Hsing H. Huang
Name: HSING H. HUANG
Title: ASSOCIATE DIRECTOR STANDARD CHARTERED BANK NY

[Signature Page to Amendment No. 1 to Credit Agreement]

Bank of China, New York Branch
By: /s/ Haifeng Xu
Name: Haifeng Xu
Title: Executive Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

Citibank, N.A.
By: /s/ Stephanie Sanders
Name: Stephanie Sanders
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

Credit Agricole Corporate and Investment Bank
By: /s/ Mike McIntyre
Name: Mike McIntyre
Title: Director

By: /s/ Aaron Sansone
Name: Aaron Sansone
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender
By: /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION
By: /s/ Tracy J. Venable
Name: Tracy J. Venable
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

SANTANDER BANK, N.A.
By: /s/ Thomas J. Devitt
Name: Thomas J. Devitt
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/ Mark Holm
Name: Mark Holm
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

The Bank of Nova Scotia
By: /s/ Kim Snyder
Name: Kim Snyder
Title: Director & Head

[Signature Page to Amendment No. 1 to Credit Agreement]

Schedule 1

Lenders

JPMorgan Chase Bank, N.A.

Bank of America, N.A.

ING Bank NV, Dublin Branch

Export Development Canada

HSBC Bank USA, N.A.

The Royal Bank of Scotland plc

U.S. Bank National Association

Australia and New Zealand Banking Group Limited

Bank of Tokyo-Mitsubishi UFJ, Ltd.

The Northern Trust Company

Standard Chartered Bank

Bank of China, New York Branch

Citibank, N.A.

Credit Agricole Corporate and Investment Bank

Goldman Sachs Bank USA

PNC Bank, National Association

Santander Bank, N.A.

Wells Fargo Bank, National Association

The Bank of Nova Scotia

Schedule 1